EXCHANGE AGREEMENT

                               Ampex Corporation
                               590 Madison Avenue
                                   21st Floor
                            New York, New York 10022

                                                                   June 22, 1998

To:  Each of the Holders Who Executes
     a Preferred Stockholder Signature Page hereto

          Re: 8% Noncumulative Preferred Stock

Ladies and Gentlemen:

          (a) Reference is made to the captioned Preferred Stock, par value $1.00 per share, issued by Ampex Corporation, a Delaware corporation (the "Corporation") under a certificate of Designations, Preferences and Rights, dated February 14, 1995 (the "Certificate of Designations"), consisting of 69,970 outstanding shares with an aggregate Liquidation Preference (as defined in the Certificate of Designations) of $69,970,000 (the "Old Preferred Stock"). The Corporation has offered to redeem all the outstanding shares of Old Preferred Stock in exchange (the "Exchange") for an aggregate of (i) 3,000,000 shares of Class A Common Stock, par value $.01 per share ("New Common Stock"), of the Corporation, (ii) 10,000 shares of a new series of convertible preferred stock, par value $1.00 per share ("Convertible Preferred Stock"), of the Corporation, having a liquidation preference of $2,000 per share, and (iii) 21,859 shares of a new series of redeemable preferred stock, par value $1.00 per share ("Redeemable Preferred Stock" and, collectively with the Convertible Preferred Stock, the "New Preferred Stock") of the Corporation, having a liquidation preference of $2,000 per share, all on and subject to the terms and conditions set forth below. The shares of New Common Stock and New Preferred Stock to be issued in the Exchange are hereinafter sometimes collectively called the "Exchange Securities"). The Corporation and each of the holders of the Preferred Stock who executes a counterpart of the preferred stockholder signature page hereto (each a "Holder" and collectively, the "Holders"), are entering into this Agreement in order to set forth the terms and conditions of the Exchange.

          (b) Capitalized terms used but not defined elsewhere in this Agreement have the meanings assigned to them in Section 6.1 below.

          NOW THEREFORE, the parties hereto, for good and valid consideration, intending to be legally bound hereby, have agreed as follows:

                                  THE EXCHANGE

          SECTION 1.1 Exchange of Securities.  (a) At the Closing (as defined in
Section 1.2), subject to the terms and conditions set forth herein, the Corporation shall deliver to each Holder, and each Holder agrees to accept from the Corporation, in exchange for the shares of Old Preferred Stock held by such Holder the number of shares of Class A Common Stock and the number of shares of Convertible Preferred Stock and Redeemable Preferred Stock set opposite such Holder's name on Schedule 1 hereto.

          (b) At the Closing, each Holder, in reliance upon the representations and warranties of the Corporation contained herein and subject to the terms and conditions set forth herein, agrees to tender or cause to be tendered to the Corporation for cancellation all shares of Old Preferred Stock beneficially held or owned by such Holder as set forth opposite such Holder's name on Schedule 1 hereto. Such tender shall be irrevocable and unconditional, subject only to (i) the issuance and delivery of the Exchange Securities, (ii) completion of the Exchange and (iii) the satisfaction or waiver of the closing conditions set forth in Section 2.1 below.

          (c) The Company and the Holders hereby represent and agree that the "issue price" of the shares of New Preferred Stock for all Federal income and other tax purposes shall be equal to the face amount of such shares of New Preferred Stock.

          SECTION 1.2 The Closing. The Exchange shall take place at a closing (the "Closing") at the offices of Battle Fowler LLP, counsel to the Corporation, 75 East 55th Street, New York, NY 10022, on a date specified by the Corporation upon not less than three (3) Business Days' prior notice to the Holders, as promptly as practicable after the execution and delivery of this Agreement (but in no event later than July 31, 1998) (the "Closing Date"). At the Closing, the Corporation will deliver to each Holder certificates representing the Exchange Securities (in such denominations and registered in the name of such Holder or the nominee of such Holder as such Holder shall have requested) against delivery of the certificates representing the shares of Old Preferred Stock held by each Holder. Upon (i) delivery of the Exchange Securities to the Holders, and (ii) the satisfaction or waiver of the closing conditions set forth in Sections 2.1 and 2.2, the Corporation shall be deemed, without further action on the part of the Holders or the Corporation, to have accepted each of the Holders' tenders of the Old Preferred Stock.

                               CLOSING CONDITIONS

          SECTION 2.1. Conditions Precedent to Obligations of Holders to Close. The obligation of each Holder to accept the Exchange Securities pursuant to this Agreement in exchange for the Old Preferred Stock shall be subject to the satisfaction of the following conditions, at or prior to Closing:

               (i) The representations and warranties of the Corporation set forth in this Agreement shall be true and correct on and as of the Closing Date; and the Corporation shall have complied with and performed all covenants and agreements hereunder required to be complied with or performed by it at or prior to the Closing; and the Corporation shall have furnished to each Holder a certificate of an authorized officer, dated the Closing Date, (A) to the foregoing effect, and (B) to the further effect that the conditions specified in this Section 2.1 have been satisfied at and as of the Closing;

               (ii) the Certificate of Designations, Preferences and Rights (the "New COD") relating to the New Preferred Stock, in the form attached hereto as Exhibit A, shall have been duly executed, delivered and filed by the Company in all requisite public offices in the State of Delaware, and the Holders shall have received such evidence as they shall have reasonably requested indicating that the New COD is in full force and effect, in such form, on the Closing Date;

               (iii) The Exchange Securities shall have been duly authorized, issued and delivered by the Corporation, and the New Common Stock issuable to the Holders shall have been duly listed for trading on the American Stock Exchange, subject only to official notice of issuance;

               (iv) Each Holder's exchange of the Old Preferred Stock held by such Holder for Exchange Securities hereunder shall not be prohibited by or contrary to any law or regulation of any Governmental Authority applicable to such Holder and shall not be enjoined (temporarily or permanently) or prohibited by or contrary to any injunction, order or decree applicable to such Holder; and

               (v) Each Holder shall have received the favorable opinion of Battle Fowler LLP, counsel to the Corporation, dated the Closing Date, in form and substance reasonably satisfactory to each Holder, to the effects provided in clause (iii) of this Section 2.1, Section 2.2(ii), Section 2.2(iii), Section 3.1 and Section 3.2, and as to such other matters as counsel to the Holders may reasonably request.

          SECTION 2.2. Conditions Precedent to Obligation of the Corporation to Close. The obligation of the Corporation to issue the Exchange Securities in exchange for the Old Preferred Stock pursuant to this Agreement is subject to the satisfaction, at or prior to the Closing, of the following conditions:

               (i) The representations and warranties of each of the Holders (severally and not jointly) set forth in Section 4.1 hereof shall be true and correct on and as of the Closing Date; and each of the Holders shall have complied with and performed all covenants and agreements hereunder required to be complied with or performed by it at or prior to the Closing;

               (ii) The Corporation's issuance and exchange of the Exchange Securities for the Old Preferred Stock hereunder shall not be prohibited by or contrary to any law or regulation of any Governmental Authority applicable to the Corporation and shall not be enjoined (temporarily or permanently) or prohibited by or contrary to any injunction, order or decree applicable to the Corporation; and

               (iii) The offer, sale and issuance of the Exchange Securities hereunder shall be exempt from registration under the Securities Act (as defined below) by virtue of the exemption contained in Section 3a(9) thereof, and shall be exempt from registration or qualification under applicable state securities or blue sky laws (or, if required, shall have been duly registered or qualified under the Securities Act and/or such state laws).

               REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

          The Corporation hereby represents and warrants that:

          SECTION 3.1. Organization and Authorization. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The execution, delivery and performance by the Corporation of this Agreement and the New COD, the issuance to the several Holders of the Exchange Securities pursuant hereto, and the consummation of the Exchange, are within the Corporation's corporate powers, and have been duly authorized by all necessary corporate action on the part of the Corporation.

          SECTION 3.2. Validity and Binding Effect. This Agreement has been duly executed and delivered by the Corporation, and is a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms, except: (i) that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally; (ii) that such enforceability may be subject to general equitable principles, including, without limitation, the principle that the availability of equitable remedies, such as specific enforcement, injunctive relief or reformation, is subject to the discretion of the court before which any proceeding might be brought; and (iii) as rights to indemnity referred to or provided in any such agreement may be limited by federal or state securities laws or public policy underlying such laws.

          SECTION 3.3.  Capitalization.  The  Corporation's  authorized  capital stock consists of (i) 1,000,000 shares of preferred stock, $1.00 value per share, of which 69,970 shares (comprising the Old Preferred Stock) are issued and outstanding, and (ii) 175,000,000 shares of Common Stock, consisting of (x) 125,000,000 shares of Class A Common Stock, of which 46,056,047 shares were issued and outstanding as of March 31, 1998, and (y) 50,000,000 shares of Class C Stock, of which no shares are issued and outstanding; all of such outstanding shares have been and, each of the Exchange Securities to be issued at the Closing will be, duly authorized, validly issued, fully paid and non-assessable, and not subject to any preemptive or other similar rights. Since March 31, 1998, there has been no material change in the capitalization of the Corporation. Except for (i) stock options issued or to be issued under the Corporation's 1992 Stock Incentive Plan, as in effect on the date of this Agreement, (ii) up to 720,000 shares of Common Stock issuable pursuant to a proposed Acquisition Agreement, among the Corporation, Ampex Holdings Corporation, a Delaware
corporation and the several shareholders of Micronet Technology, Inc., a Delaware corporation, (iii) shares contingently issuable pursuant to registration rights agreements currently in effect between the Company and the Holders, (iv) shares issuable pursuant to Warrants issued pursuant to the Warrant Agreement dated as of January 26, 1998, between the Corporation and American Stock Transfer and Trust Company, as Warrant Agent, and (v) shares of New Common Stock issuable pursuant to this Agreement, or the terms of the New Preferred Stock to be issued hereunder, there are no, and as of the Closing Date there will be no outstanding subscriptions, options, warrants, rights, convertible or exchangeable securities or other agreements or commitments of any character obligating the Corporation to issue any securities.

          SECTION 3.4. Private Offering; No Commissions, etc. No form of general solicitation or general advertising including, but not limited to, advertisements, articles, notices or other communications, published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation  or  general  advertising,  was  used  by  the  Corporation  or its representatives, or, to the knowledge of the Corporation, any other Person acting on behalf of the Corporation, in connection with the offering of the Exchange Securities being issued hereunder. Neither the Corporation nor any Person acting on its behalf, has directly or indirectly offered the Exchange Securities being issued hereunder, or any part thereof or any other similar securities, for sale to, or sold or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with any Person or Persons other than the Holders and their representatives, and no commission or other remuneration has been or will be paid or given, directly or indirectly, for soliciting the exchange contemplated hereby. The Corporation further represents, to each Holder individually and not jointly with any other Holder, that, assuming the accuracy of the representations of such Holder as set forth in Section 4.1(a), (c) and (d) hereof, neither of the Corporation nor any Person acting on its behalf has taken or will take any action which would subject the issuance of the Exchange Securities being issued hereunder to the provisions of
Section 5 of the Securities Act, except as contemplated by this Agreement. Except as set forth in Section 3.3 hereof or an effective registration statement filed with the Commission under the Securities Act, no securities of the same class as the Exchange Securities (or any similar securities) have been offered or sold by the Corporation within the six-month period immediately prior to the date of this Agreement (other than shares of Common Stock issued and sold to officers and directors of the Corporation in one or more non-public transactions).

          SECTION 3.5. Broker's or Finder's Commissions. The Corporation agrees that it will indemnify and hold harmless each Holder from and against any and all claims, demands or liabilities for broker's, finder's, placement agent's or other similar fees or commissions incurred or alleged to have been incurred by the Corporation or any Person acting on its behalf in connection with the issuance of the Exchange Securities, or any other transaction contemplated by this Agreement.

          SECTION 3.6. SEC Documents. The Corporation has duly and timely filed with the Commission all the periodic and other reports ("SEC Documents") required to be filed by the Corporation pursuant to Section 13 of the Exchange Act during the preceding 12 months; all such SEC Documents comply as to form with the applicable rules and regulations of the Commission in all material respects; and none of such SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed in the SEC Documents, there is no material fact known to the Company which the Company has not disclosed to the Holders or Holders' counsel in writing which has or, insofar as the Company can reasonably foresee, may have or will have a material adverse effect on the Company and its Subsidiaries on a consolidated basis or a material adverse effect on the ability of the Company to perform its obligations under this Agreement or any document contemplated hereby.

                 REPRESENTATIONS AND WARRANTIES OF THE HOLDERS

          SECTION 4.1 Representations and Warranties of Holders. Each of the Holders, severally and not jointly, represents and warrants that:

          (a) The Holder, by reason of its business and financial experience, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risk of the prospective investment, and is acquiring the Exchange Securities for its own account (and/or on behalf of managed accounts that are acquiring for their own account) and with no present intention of distributing or reselling the same or any part thereof other than pursuant to a registration statement under the Securities Act or an exemption thereunder, without prejudice, however, to its right (subject to the terms of this Agreement) at all times to sell or otherwise dispose of all or any part of said Exchange Securities pursuant to a registration statement under the Securities Act, or under an exemption from registration under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of its assets being at all times within its control.

          (b) The Holder has full power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated by this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate (or similar) action on the part of the Holder; and this Agreement has been duly executed and delivered by the Holder and this Agreement and is a legal, valid and binding obligation of the Holder enforceable in accordance with its terms, except: (i) that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally; (ii) that such enforceability may be subject to general equitable principles, including, without limitation, the principle that the availability of equitable remedies, such as specific enforcement, injunctive relief or reformation, is subject to the discretion of the court before which any proceeding might be brought; and (iii) as rights to indemnity referred to or provided in such agreement may be limited by Federal or state securities laws or public policy underlying such laws.

          (c) The Holder acknowledges that the Exchange Securities being acquired by it have not been registered under the Securities Act in reliance upon the exemption from registration contained in Section 3a(9) of the Securities Act. The Holder is not an Affiliate of the Corporation and has not been such an Affiliate for at least three months prior to the date of this Agreement. A period of at least two years has elapsed since the date the shares of Old Preferred Stock held by the Holder were acquired from the Corporation.

          (d) The Holder has full power and authority to tender, sell, assign and transfer the shares of Old Preferred Stock held by such Holder, and upon acceptance of the shares of Old Preferred Stock by the Corporation at the Closing, the Corporation will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances, and none of such shares will be subject to any adverse claim. The Holder will, upon request, execute and deliver all additional documents and instruments of transfer deemed by the Corporation to be reasonably necessary or desirable to complete the sale, assignment and transfer of the Old Preferred Stock to the Corporation.

                              REGISTRATION RIGHTS

          SECTION 5.1. Registration Rights of Holders; Restrictions on Transfer.
(a) In the event that any of the Exchange Securities or any of the shares of Class A or Class C Common Stock of the Corporation issuable upon conversion or redemption of the New Preferred Stock may not be sold by a Holder pursuant to paragraph (k) of Rule 144 (as defined below) under the Securities Act, the Corporation will promptly, upon the request of such Holder, execute and deliver to such Holder, at the Corporation's expense, a registration rights agreement with respect to the prompt registration of such shares under the Securities Act. Any such registration rights agreement shall be in substantially the form of the Registration Rights Agreements, dated as of February 14, 1995, entered into by the Corporation and the Initial Holders in connection with the issuance of the Old Preferred Stock, and shall otherwise be in form and substance reasonably satisfactory to the Corporation and such Holder.

          (b) Each certificate for shares of Class A or Class C Common Stock issuable upon conversion or exchange of the New Preferred Stock to any Initial Holder or subsequent transferee shall bear a restrictive legend, in substantially the form imprinted on the certificates for the shares of Old Preferred Stock, unless such shares have been registered under the Securities Act or the issuance of such shares is exempt from registration by reason of
Section 3a(9) thereof. If at any time subsequent to the issuance of such shares, the offer and sale of such shares shall be registered under an effective registration statement under the Securities Act or, in the opinion of counsel to the Corporation, may be sold without registration under the Securities Act, then promptly upon the request of the Holder thereof, the Corporation will deliver, or cause its transfer agent to deliver, new certificates for such shares which do not bear the legend referred to in this Section 5.1(b).

          SECTION 5.2. Rule 144. The Corporation covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act or, if the Corporation is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of Exchange Securities under Rule 144 under the Securities Act, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Exchange Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission ("Rule 144"). Upon the request of any Holder, the Corporation will deliver to such Holder a written statement as to whether it has complied with such requirements.

          SECTION 5.3 Rule 144A. Upon the request of any Holder, the Corporation will deliver to such Holder within 10 days following receipt by the Corporation of such request, the information required by Section(d)(4) of Rule 144A under the Securities Act, as such Rule may be amended from time to time or any similar rule or regulation hereafter adopted by the Commission ("Rule 144A"), and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Exchange Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144A. All information shall be "reasonably current" as defined in Rule 144A.

                                  DEFINITIONS

          SECTION 6.1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

          "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" means this Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof then in effect.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

          "Commission" means the Securities and Exchange Commission or any successor agency then having jurisdiction to enforce the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the sales and regulations promulgated thereunder.

          "Governmental Authority" means any governmental or quasi-governmental authority, including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, department or other instrumentality or political unit or subdivision, whether domestic or foreign.

          "Holder" means (i) each Initial Holder, and (ii) each assignee or transferee of any Exchange Security, other than the Corporation and its Affiliates, who becomes a holder of such security.

          "Initial Holder" means each Person who accepts and agrees to the terms of this Agreement as indicated by a signature on an execution page hereof, and each Person, if any, on whose behalf any such Person executes this Agreement and tenders Old Preferred Stock.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or a political subdivision, agency or instrumentality thereof or other entity or organization of any kind.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

                                 MISCELLANEOUS

          SECTION 7.1. Survival of Representations, Warranties and Covenants.

          (a) The Corporation and each Holder (severally and not jointly) agrees that each representation, warranty, covenant and agreement made by it in this Agreement or in any certificate, instrument or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of such party, or (ii) consummation of the Exchange pursuant hereto. The provisions of Section 7.5 shall survive any termination of this Agreement. All such representations, warranties, covenants and agreements shall be binding upon any successors and assigns of the Corporation. In addition, whether or not express agreement has been made, except as otherwise provided in this Section 7.1, all Holders shall be entitled to the benefits of the covenants and agreements of the Corporation to be performed or observed by it hereunder, including, without limitation, as set forth in Sections 5.1 and 5.2 hereof.

          (b) Subject to Section 7.1(a) above, this Agreement shall be binding upon and inure to the benefit of the Corporation and the Holders and their respective successors and assigns.

          (c) All provisions of this Agreement purporting to give rights to any Holders are for the express benefit of such Holders, and, without limitation to the foregoing, the Corporation hereby acknowledges and agrees that each Holder shall be entitled to enforce such rights and the corresponding obligations of the Corporation under this Agreement.

          (d) All provisions of this Agreement purporting to give rights to any Holders shall extend to and include those Persons who on the Closing Date received the beneficial interests of the Exchange Securities acquired by such Holder at the Closing.

          SECTION 7.2. Termination. This Agreement may be terminated at any time prior to the Closing Date:

          (a) by any Holder (but only as to itself) if any of the conditions specified in Section 2.1 of this Agreement has not been satisfied or waived by such Holder by July 31, 1998 (other than by reason of the default of such Holder); or

          (b) by the  Corporation if any of the conditions  specified in Section
2.2 of this Agreement has not been satisfied or waived by the Corporation by July 31, 1998 (other than by reason of the default of the Corporation).

          Notwithstanding the foregoing, this Agreement shall terminate (other than the provisions in Section 7.5) without further liability to any of the parties at such time as all of the obligations of the Corporation under this Agreement with respect to the Exchange Securities have been fully satisfied and discharged.

          SECTION 7.3. No Waivers; Amendments. No failure or delay on the part of the Corporation or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Corporation or any Holder at law or in equity or otherwise. This Agreement may be amended by the Corporation with the prior written consent of the holders of at least a majority of the Old Preferred Stock or the Exchange Securities (as the case may be) outstanding at the time such action is taken by the Corporation.

          SECTION 7.4. Communications and Notices. Except as otherwise provided in this Agreement, this Section 7.4 all communications and notices provided for in this Agreement shall be in writing and, if to the Corporation, mailed or delivered to it at 590 Madison Avenue, 21st Floor, New York, New York 10022,
Attention: Chief Financial Officer (Telecopier No. (212) 754-9591), or at any other office that the Corporation may hereafter designate by written notice to the Holders, and, if to the Holders, mailed or delivered to their respective addresses specified on an execution page of this Agreement, or to such other address and for such attention as any Holder may from time to time designate by written notice to the Corporation. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in or pursuant to this Section 7.4 and (in the case of telex) the appropriate answer-back, or (in the case of a telecopy) telephonic confirmation of receipt, is received, (ii) if given by mail, four (4) days after such communication is deposited in the U.S. mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in or pursuant to this Section 7.4.

          SECTION 7.5. Indemnification; Costs, Expenses and Taxes. The Corporation agrees (for the benefit of each Holder and whether or not the transactions contemplated hereby are consummated), to pay, and to hold each Holder harmless against liability for the payment of, all reasonable costs and expenses in connection with the negotiation, preparation, execution and delivery of this Agreement, the Exchange Securities and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith, including, without limitation, the reasonable fees and disbursements of counsel to the Holders incurred in connection with the preparation of and the out-of-pocket expenses incurred by the Initial Holders and their agents in connection with the negotiations and execution of this Agreement, all the reasonable fees and expenses incurred in connection with the registration or qualification of the Exchange Securities for offer and sale under the state securities, "Blue Sky" or insurance laws of such jurisdictions as may be necessary or desirable in connection with validating or attempting to obtain an exemption from such requirements, the cost of insured delivery to each Initial Holders' home office of the New Preferred Stock and New Common Stock to be acquired by it, and all reasonable costs and expenses in connection with the administration of this Agreement. The Corporation agrees (for the benefit of each Initial Holder and Holder), to pay, and to hold each Initial Holder and Holder harmless from and against, all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), if any, in connection with the enforcement against the Corporation of this Agreement, or any other agreement or instrument furnished pursuant hereto or thereto or in connection herewith or therewith in any action in which any Initial Holder and Holder attempting to enforce any of the foregoing shall prevail or in any action in which the Initial Holders and Holders shall validly assert any provision of any of the foregoing as a defense. In addition, the Corporation agrees (for the benefit of each Initial Holder and Holder), to pay any and all stamp, transfer and other similar taxes (together in each case with interest and penalties, if any) payable or determined to be payable in connection with the execution and delivery of this Agreement and the issuance of the Exchange Securities and to hold each Holder harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes. In the event that the Exchange is not consummated and the issuance of the Exchange Securities does not occur, the Corporation agrees to pay the aforesaid costs and expenses to be paid by the Corporation pursuant to this Section 7.5. The obligations of the Corporation in this Section 7.5 shall survive the payment or transfer of any of the Exchange Securities.

          (b) In addition to any and all obligations of the Corporation to indemnify the Initial Holders and Holders hereunder, the Corporation shall, without limitation as to time (except as otherwise provided herein) indemnify each Initial Holder and Holder and their respective Affiliates, employees, officers, directors, agents and investment advisors (collectively, the "Indemnified Parties") against, and hold each Indemnified Party harmless from, all losses, claims, damages, liabilities, costs (including the costs of preparation and reasonable attorneys' fees) and expenses (collectively, the "Losses") incurred by such Indemnified Party (i) in connection with or arising from any breach of any warranty, or the inaccuracy of any representation made by the Corporation or the failure of the Corporation to fulfill any of its agreements or undertakings under this Agreement, (ii) pursuant to any investigation or proceeding against the Corporation or any indemnified party, brought by any third-party, arising out of or in connection with this Agreement (or any other document or instrument executed herewith or pursuant hereto or thereto) or the transactions to which they relate, whether or not the transactions contemplated herein are consummated, which investigation or proceeding requires the participation of, or is commenced or filed against, such Indemnified Party because of this Agreement (or any other document or instrument executed herewith or pursuant hereto or thereto) or the transactions to which they relate, whether or not the transactions contemplated herein are consummated, which investigation or proceeding requires the participation of, or is commenced or filed against, such Indemnified Party because of this Agreement (or any such document or instrument executed herewith or pursuant hereto or thereto) or the transactions contemplated hereby or thereby, or (iii) in connection with or arising from (A) the failure of the Corporation or any of its Subsidiaries to comply with any federal, state or local environmental, health or safety law, ordinance, regulation, rule or other legally enforceable requirement, or (B) the presence, treatment, recycling, storage, disposal or actual or potential release of any hazardous waste, hazardous substance, hazardous material, or oil or any petroleum product (as these terms are defined in applicable Federal or state environmental laws and regulations) or pollutant or contaminant at, on or under any property owned by the Corporation or any of its Subsidiaries, or at, on or under any other place if such hazardous waste, hazardous substance, hazardous material, oil, petroleum product, pollutant or contaminant was transported or generated by the Corporation or any of its Subsidiaries. Notwithstanding the foregoing, the Corporation shall not be liable for any Losses resulting from action on the part of any Indemnified Party which is finally determined in such proceeding to be an act of gross negligence, recklessness or willful misconduct by such Indemnified Party and is unrelated to any wrongful act by the Corporation or its representatives, or was not taken by any Indemnified Party in reliance upon any of the warranties, covenants or promises of the Corporation herein or in any other documents contemplated hereby, including certificates delivered by the Corporation or its representatives pursuant hereto or thereto. The Corporation agrees to reimburse any Indemnified Party promptly for all such Losses as they are incurred by any Indemnified Party, subject to repayment by such Indemnified Party in the case of any Losses referred to in the previous sentence. The obligations of the Corporation to the Indemnified Parties hereunder shall be separate obligations to each indemnified party, and the liability of the Corporation to any Indemnified Party hereunder shall not be extinguished solely because any other Indemnified Party is not entitled to indemnity hereunder. The obligations of the Corporation under this Section 7.5(b) shall survive any transfer of the Exchange Securities and the termination of this Agreement.

          (c) If the indemnification provided for in Section 7.5(b) is unavailable to any Indemnified Party in respect of any Losses referred to therein, then the Corporation in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportions as is appropriate to reflect the relative fault of the Corporation, on the one hand and such Indemnified Party, on the other hand, in connection with the actions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Corporation, on the one hand, and the Indemnified Party, on the other hand. shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, the Corporation on the one hand or such Indemnified Party, on the other hand, and the Corporation's and such Indemnified Party's relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.5(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of this Section 7.5(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or proceeding. The obligations of the Corporation under this Section 7.5(c) shall survive any transfer of the Exchange Securities and the termination of this Agreement.

          SECTION 7.6 Lost, etc. Securities. Notwithstanding any provision to the contrary in the by-laws of the Corporation, if any Exchange Security of which any Holder (or nominee thereof) is the owner is mutilated, destroyed, lost or stolen, then the affidavit of such Holder's treasurer or assistant treasurer (or other responsible official), setting forth the circumstances with respect to such mutilation, destruction, loss or theft, shall be accepted as satisfactory evidence thereof, and an indemnity, security or payment of charges or expenses may be required as a condition to the execution and delivery by the Corporation of certificates evidencing a like number of shares of Common Stock or Preferred Stock in substitution therefor. The Corporation may charge such Holder for its reasonable expenses in replacing such shares.

          SECTION 7.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate signature pages each of which counterparts when so executed and delivered shall be deemed an original and all of which counterparts taken together shall constitute but one and the same Agreement.

          SECTION 7.8 Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with such laws without regard to principles of conflicts of laws thereof.

          SECTION 7.9 Entire Agreement. This Agreement and any other agreement or instrument furnished pursuant hereto or in connection herewith embody the entire agreement and understanding between the Holders and the Corporation, and supersede all prior agreements and understandings relating to the subject matter hereof.

          SECTION 7.10. Severability. In the event that any one or more of the provisions of this Agreement, or the application thereof in specific circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          SECTION 7.11. Headings. The Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 7.12. Obligations Several and Not Joint; Limitation of Liability and Representations and Warranties. Anything herein to the contrary notwithstanding, the representations, warranties, covenants, agreements and obligations of the Holders set forth herein are several and not joint. The Corporation acknowledges and agrees that the liability of each Holder is limited to the extent (if any) set forth on the signature page to this Agreement executed by such Holder. The Corporation further acknowledges and agrees that the representations and warranties made by each Holder hereunder are limited as and to the extent (if any) expressly described on the signature page to this Agreement executed by such Holder.

[Remainder of Page Intentionally Left Blank]

                           CORPORATION SIGNATURE PAGE

                                       TO

                               EXCHANGE AGREEMENT

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its officer thereunto duly authorized, as of the date first above written.

                              AMPEX CORPORATION







                              By:/s/ Craig L. McKibben
                              Title: Vice President

         EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

VARIABLE INSURANCE PRODUCTS FUND:
HIGH INCOME PORTFOLIO



By: /s/ John H. Costello
Name:  John H. Costello
Title: Assistant Treasurer

Notice Address:

82 Devonshire Street - E20F
Boston, Massachusetts 02109
Attn:  Portfolio Manager
Telecopier: (617) 476-3316

                                   Nominee Name (name in which New Preferred
with a copy to:                    Stock and New Common Stock should be
                                   registered if different from name of Holder):
Patricia A. Johansen                          Hudd & Co.
Senior Legal Counsel               Tax I.D. No. 13-6582164
Fidelity Investments               (Use Nominee tax I.D. # if securities are
82 Devonshire Street-E20E         registered in Nominee name)
Boston, Massachusetts 02109
Telecopier: (617) 476-7774

Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     1,589

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      227

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       497

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
      68,129

     Holder is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Company acknowledges and agrees that this agreement is not executed on behalf of or binding upon any of the trustees, officers, directors or shareholders of Holder individually, but is binding only upon the assets and property of Holder. With respect to all obligations of Holder arising out of this agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

         EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

FIDELITY SUMMER STREET TRUST:
FIDELITY CAPITAL & INCOME FUND



By: /s/ John H. Costello
Name:  John H. Costello
Title: Assistant Treasurer

Notice Address:

82 Devonshire Street - E20F
Boston, Massachusetts 02109
Attn:  Portfolio Manager
Telecopier: (617) 476-3316

                                   Nominee Name (name in which New Preferred
with a copy to:                    Stock and New Common Stock should be
                                   registered if different from name of Holder):
Patricia A. Johansen                          Hudd & Co.
Senior Legal Counsel               Tax I.D. No. 13-6582164
Fidelity Investments               (Use Nominee tax I.D. # if securities are
82 Devonshire Street-E20E          registered in Nominee name)
Boston, Massachusetts 02109
Telecopier: (617) 476-7774

Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     23,995

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      3,429

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       7,494

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
      1,028,798

     Holder is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Company acknowledges and agrees that this agreement is not executed on behalf of or binding upon any of the trustees, officers, directors or shareholders of Holder individually, but is binding only upon the assets and property of Holder. With respect to all obligations of Holder arising out of this agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

         EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

FIDELITY FIXED-INCOME TRUST:
SPARTAN HIGH INCOME FUND



By: /s/ John H. Costello
Name:  John H. Costello
Title: Assistant Treasurer

Notice Address:

82 Devonshire Street - E20F
Boston, Massachusetts 02109
Attn:  Portfolio Manager
Telecopier: (617) 476-3316

                                   Nominee Name (name in which New Preferred
with a copy to:                    Stock and New Common Stock should be
                                   registered if different from name of Holder):
Patricia A. Johansen                          Hudd & Co.
Senior Legal Counsel               Tax I.D. No. 13-6582164
Fidelity Investments               (Use Nominee tax I.D. # if securities are
82 Devonshire Street-E20E          registered in Nominee name)
Boston, Massachusetts 02109
Telecopier: (617) 476-7774

Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     2,723

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      389

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       851

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
      116,750

     Holder is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Company acknowledges and agrees that this agreement is not executed on behalf of or binding upon any of the trustees, officers, directors or shareholders of Holder individually, but is binding only upon the assets and property of Holder. With respect to all obligations of Holder arising out of this agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

         EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

FIDELITY MAGELLAN FUND


By: /s/ John H. Costello
Name:  John H. Costello
Title: Assistant Treasurer

Notice Address:

82 Devonshire Street - E20F
Boston, Massachusetts 02109
Attn:  Portfolio Manager
Telecopier: (617) 476-3316

                                   Nominee Name (name in which New Preferred
with a copy to:                    Stock and New Common Stock should be
                                   registered if different from name of Holder):
Patricia A. Johansen                  Sailboat & Co.
Senior Legal Counsel               Tax I.D. No. 04-3283870
Fidelity Investments               (Use Nominee tax I.D. # if securities are
82 Devonshire Street-E20E          registered in Nominee name)
Boston, Massachusetts 02109
Telecopier: (617) 476-7774

Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     4,415

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      631

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       1,379

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
      189,295

     Holder is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Company acknowledges and agrees that this agreement is not executed on behalf of or binding upon any of the trustees, officers, directors or shareholders of Holder individually, but is binding only upon the assets and property of Holder. With respect to all obligations of Holder arising out of this agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

         EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

FIDELITY PURITAN TRUST:
FIDELITY PURITAN FUND


By: /s/ John H. Costello
Name:  John H. Costello
Title: Assistant Treasurer

Notice Address:

82 Devonshire Street - E20F
Boston, Massachusetts 02109
Attn:  Portfolio Manager
Telecopier: (617) 476-3316

                                   Nominee Name (name in which New Preferred
with a copy to:                    Stock and New Common Stock should be
                                   registered if different from name of Holder):
Patricia A. Johansen                  M. Gardiner & Co.
Senior Legal Counsel               Tax I.D. No. 13-3635511
Fidelity Investments               (Use Nominee tax I.D. # if securities are
82 Devonshire Street-E20E          registered in Nominee name)
Boston, Massachusetts 02109
Telecopier: (617) 476-7774

Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     2,581

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      369

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       807

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
      110,662

     Holder is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Company acknowledges and agrees that this agreement is not executed on behalf of or binding upon any of the trustees, officers, directors or shareholders of Holder individually, but is binding only upon the assets and property of Holder. With respect to all obligations of Holder arising out of this agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

         EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

FIDELITY ADVISOR SERIES II:
FIDELITY ADVISOR HIGH YIELD FUND


By: /s/ John H. Costello
Name:  John H. Costello
Title: Assistant Treasurer

Notice Address:

82 Devonshire Street - E20F
Boston, Massachusetts 02109
Attn:  Portfolio Manager
Telecopier: (617) 476-3316

                                   Nominee Name (name in which New Preferred
with a copy to:                    Stock and New Common Stock should be
                                   registered if different from name of Holder):
Patricia A. Johansen                  Hudd & Co.
Senior Legal Counsel               Tax I.D. No. 13-6582164
Fidelity Investments               (Use Nominee tax I.D. # if securities are
82 Devonshire Street-E20E          registered in Nominee name)
Boston, Massachusetts 02109
Telecopier: (617) 476-7774

Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     584

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      84

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       182

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
      25,040

     Holder is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Company acknowledges and agrees that this agreement is not executed on behalf of or binding upon any of the trustees, officers, directors or shareholders of Holder individually, but is binding only upon the assets and property of Holder. With respect to all obligations of Holder arising out of this agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

          EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

NORTHERN TRUST COMPANY, AS MASTER TRUSTEE



By: /s/ Karen Morgan
Name:  Karen Morgan
Title: Trust Officer

Notice Address:

82 Devonshire Street - E20F
Boston, Massachusetts 02109
Attn:  Portfolio Manager
Telecopier: (617) 476-3316

                                   Nominee Name (name in which New Preferred
with a copy to:                    Stock and New Common Stock should be
                                   registered if different from name of Holder):
Patricia A. Johansen                  How & Co.
Senior Legal Counsel               Tax I.D. No. 36-6032297
Fidelity Investments               (Use Nominee tax I.D. # if securities are
82 Devonshire Street-E20E          registered in Nominee name)
Boston, Massachusetts 02109
Telecopier: (617) 476-7774

Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     1,066

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      152

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       333

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
      45,705

          EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

ILLINOIS STATE BOARD OF INVESTMENTS

FIDELITY MANAGEMENT TRUST COMPANY, AS INVESTMENT MANAGER
UNDER POWER OF ATTORNEY



By: /s/ Thomas Soviero
Name:  Thomas Soviero
Title: Vice President

Notice Address:

82 Devonshire Street - E20F
Boston, Massachusetts 02109
Attn:  Portfolio Manager
Telecopier: (617) 476-3316

                                   Nominee Name (name in which New Preferred
with a copy to:                    Stock and New Common Stock should be
                                   registered if different from name of Holder):
Patricia A. Johansen                  How & Co.
Senior Legal Counsel               Tax I.D. No. 36-6032287
Fidelity Investments               (Use Nominee tax I.D. # if securities are
82 Devonshire Street-E20E          registered in Nominee name)
Boston, Massachusetts 02109
Telecopier: (617) 476-7774

Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     563

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      80

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       175

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
      24,138

          EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

PENSION INVESTMENT COMMITTEE OF GENERAL MOTORS
FOR GENERAL MOTORS EMPLOYEES DOMESTIC PENSION TRUST

FIDELITY MANAGEMENT TRUST COMPANY, AS INVESTMENT MANAGER
UNDER POWER OF ATTORNEY



By: /s/ Thomas Soviero
Name:  Thomas Soviero
Title: Vice President

Notice Address:

82 Devonshire Street - E20F
Boston, Massachusetts 02109
Attn:  Portfolio Manager
Telecopier: (617) 476-3316

                                   Nominee Name (name in which New Preferred
with a copy to:                    Stock and New Common Stock should be
                                   registered if different from name of Holder):
Patricia A. Johansen                  Mag & Co.
Senior Legal Counsel               Tax I.D. No. 13-6065488
Fidelity Investments               (Use Nominee tax I.D. # if securities are
82 Devonshire Street-E20E          registered in Nominee name)
Boston, Massachusetts 02109
Telecopier: (617) 476-7774

Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     1,412

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      202

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       442

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
      60,540

          EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

COMMONWEALTH OF MASSACHUSETTS PENSION
RESERVES INVESTMENT MANAGEMENT BOARD

FIDELITY MANAGEMENT TRUST COMPANY, AS INVESTMENT MANAGER
UNDER POWER OF ATTORNEY



By: /s/ Thomas Soviero
Name:  Thomas Soviero
Title: Vice President

Notice Address:

82 Devonshire Street - E20F
Boston, Massachusetts 02109
Attn:  Portfolio Manager
Telecopier: (617) 476-3316

                                   Nominee Name (name in which New Preferred
with a copy to:                    Stock and New Common Stock should be
                                   registered if different from name of Holder):
Patricia A. Johansen                  Catamaran & Co.
Senior Legal Counsel               Tax I.D. No. 04-2768809
Fidelity Investments               (Use Nominee tax I.D. # if securities are
82 Devonshire Street-E20E          registered in Nominee name)
Boston, Massachusetts 02109
Telecopier: (617) 476-7774

Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     237

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      34

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       75

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
      10,161

          EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

FIDELITY MANAGEMENT TRUST COMPANY, AS TRUSTEE FOR THE
FIDELITY GROUP TRUST FOR EMPLOYEE BENEFIT PLANS,
FIDELITY HIGH YIELD COLLECTIVE PORTFOLIO



By: /s/ Thomas Soviero
Name:  Thomas Soviero
Title: Vice President

Notice Address:

82 Devonshire Street - E20F
Boston, Massachusetts 02109
Attn:  Portfolio Manager
Telecopier: (617) 476-3316

                                   Nominee Name (name in which New Preferred
with a copy to:                    Stock and New Common Stock should be
                                   registered if different from name of Holder):
Patricia A. Johansen                  Pitt & Co.
Senior Legal Counsel               Tax I.D. No. 13-6065488
Fidelity Investments               (Use Nominee tax I.D. # if securities are
82 Devonshire Street-E20E          registered in Nominee name)
Boston, Massachusetts 02109
Telecopier: (617) 476-7774

Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     230

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      33

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       73

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
       9,861

          EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

EVERGREEN STRATEGIC INCOME

By: /s/ Christopher P. Conkey
Name:  Christopher P. Conkey
Title: Chief Investment Officer, Fixed Income

Notice Address:

200 Berkeley Street
Boston, Massachusetts 02116
Attn:  Portfolio Manager
Telecopier: (617) 587-4114

                                   Nominee Name (name in which New Preferred
                                   Stock and New Common Stock should be
                                   registered if different from name of Holder):
                                        Seaward Co.
                                   Tax I.D. No. 04-2945032
                                   (Use Nominee tax I.D. # if securities are registered in Nominee name)


Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     2,156

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      308

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       674

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
       92,440

          EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

EVERGREEN HIGH YIELD BOND

By: /s/ Christopher P. Conkey
Name:  Christopher P. Conkey
Title: Chief Investment Officer, Fixed Income

Notice Address:

200 Berkeley Street
Boston, Massachusetts 02116
Attn:  Portfolio Manager
Telecopier: (617) 587-4114

                                   Nominee Name (name in which New Preferred
                                   Stock and New Common Stock should be
                                   registered if different from name of Holder):
                                        French Co.
                                   Tax I.D. No. 04-6056310
                                   (Use Nominee tax I.D. # if securities are registered in Nominee name)


Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     24,562

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      3,510

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       7,671

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
       1,053,108

          EXCHANGE AGREEMENT FOR 8% NONCUMULATIVE CONVERTIBLE PREFERRED
               STOCK, 8% NONCUMULATIVE REDEEMABLE PREFERRED STOCK
                                AND COMMON STOCK
                             HOLDER SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Holder:

EQUIFAX INC. U.S. RETIREMENT

By: /s/ Christopher P. Conkey
Name:  Christopher P. Conkey
Title: Chief Investment Officer, Fixed Income

Notice Address:

200 Berkeley Street
Boston, Massachusetts 02116
Attn:  Portfolio Manager
Telecopier: (617) 587-4114

                                   Nominee Name (name in which New Preferred
                                   Stock and New Common Stock should be
                                   registered if different from name of Holder):
                                        Hare Co.
                                   Tax I.D. No. 04-2780513
                                   (Use Nominee tax I.D. # if securities are registered in Nominee name)


Aggregate number of shares
of Old Preferred Stock to be
exchanged by you:
     916

Aggregate number of shares
of new Convertible Preferred Stock
to be acquired by you:
      131

Aggregate number of shares of
New Redeemable Preferred Stock
to be acquired by you:
       287

Aggregate number of shares of
New Class A Common Stock to be
acquired by you:
       39,275

                      PREFERRED STOCKHOLDER SIGNATURE PAGE
                                       TO
                               EXCHANGE AGREEMENT

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its officer thereunder duly authorized, as of the date first above written.

HOLDER:

ICETIDE & CO.

By: /s/ Kate McManus
Name:  Kate McManus
Title: Assistant Secretary


State Street Bank & Trust
One Enterprise Drive
Quincy, Massachusetts 02171
Attn:  Kate McManus
Telecopier:(617) 537-5359

Nominee Name (name in which Shares
should be registered if different
from name of Holder):

   Icetide & Co.
Tax I.D. No. 22-2135952


Aggregate number of Shares
of Old Preferred Stock held:
     323

Number and class of Exchange Shares
to be issued in Exchange:

13,850 shares of Class A c/s
    46 shares of Convertible p/s
   101 shares of Redeemable p/s

                      PREFERRED STOCKHOLDER SIGNATURE PAGE
                                       TO
                               EXCHANGE AGREEMENT

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its officer thereunder duly authorized, as of the date first above written.

HOLDER:

POOLSIDE & CO.

By: /s/ Cheryl A. Hopson
Name:  Cheryl A. Hopson
Title: Vice President


One Enterprise Drive
Quincy, Massachusetts 02171
Attn:  Kate McManus
Telecopier:

Nominee Name (name in which Shares
should be registered if different
from name of Holder):

Tax I.D. No. 94-3159739

Aggregate number of Shares
of Old Preferred Stock held:
   2,618

Number and class of Exchange Shares
to be issued in Exchange:

112,248 shares in Class A c/s
    375 shares of Convertible p/s
    818 shares of Redeemable p/s


                                   SCHEDULE I

                                                             Old             New Convertible     New Redeemable      New Class A
Name of Holder                          Nominee             Preferred      Preferred Stock     Preferred Stock     Common Stock
                                                            Stock


Variable Insurance Products Fund:
  High Income Portfolio ............   Hudd & Co.              1,589         227                     497           68,129

Fidelity Summer Street Trust:
  Fidelity Capital & Income Fund ...   Hudd & Co.             23,995       3,429                   7,494        1,028,798

Fidelity Fixed Income Trust:
  Spartan High Income Fund ...         Hudd & Co.              2,723         389                     851          116,750

Fidelity Magellan Fund .............   Sailboat & Co.          4,415         631                   1,379          189,295

Fidelity Puritan Trust:
  Fidelity Puritan Fund ............   M. Gardiner & Co.       2,581         369                     807          110,662

Fidelity Advisor Series II:
  Fidelity Advisor High Yield Fund .   Hudd & Co.                584          84                     182           25,040

Northern Trust Company, as
  Master Trustee....................   How & Co.               1,066         152                     333           45,705

Illinois State Board of Investments    How & Co.                 563          80                     175           24,138

Pension Investment Committee of
General Motors for General Motors
Employees Domestic Pension Trust ...   Mac & Co.               1,412         202                     442           60,540

Commonwealth of Massachusetts
Pension Reserves Investment
  Management Board .................   Catamaran & Co.           237          34                      75           10,161

Fidelity Management Trust Company,
as Trustee for the Fidelity Group Trust
for Employee Benefit Plans, Fidelity
High Yield Collective Portfolio        Pitt & Co.                230          33                      73            9,861

Evergreen Strategic Income..........   Seaward & Co.           2,156         308                     674           92,440

Evergreen High Yield Bond .....        French & Co.           24,562       3,510                   7,671        1,053,108

Equifax, Inc. U.S. Retirement.......   Hare & Co.                916         131                     287           39,275

Buffalo Color Master Trust .........   Icetide & Co.             323          46                     101           13,850

Ampex Retirement Master Trust ......   Poolside & Co.          2,618         375                     818          112,248

TOTAL: .............................                          69,970      10,000                  21,859        3,000,000
